Exhibit 99.1

Internap Announces Mandatory Conversion of Series A Preferred Stock

ATLANTA – (BUSINESS WIRE) – September 14, 2004 —Internap Network Services Corporation (AMEX: IIP), a provider of high performance, managed Internet connectivity solutions to business customers, today announced that, as previously anticipated, all of its shares of outstanding series A convertible preferred stock have automatically been converted into an aggregate of 56,176,996 shares of common stock, as of September 14, 2004, pursuant to the terms of Internap’s certificate of incorporation.

About Internap

Internap provides high performance, managed Internet connectivity solutions to business customers who require guaranteed network availability and high performance levels for business-critical applications, such as e-commerce, video and audio streaming, voice over Internet Protocol, virtual private networks and supply chain management. Internap’s proprietary route optimization technology monitors the performance of these Internet networks and allows us to intelligently route our customers’ Internet traffic over the optimal Internet path in a way that minimizes data loss and network delay. Its service level agreements guarantee performance across the entire Internet in the United States, excluding local connections, whereas conventional Internet connectivity providers typically only guarantee performance on their own network. Internap provides services to customers in various industry verticals, including financial services, entertainment and media, travel, e-commerce retail, and technology. As of June 30, 2004, Internap provided its services to 1,800 customers in the United States and abroad, including approximately 70 customers in the Fortune 1000 companies.

Internap “Safe Harbor” Statement

Certain information included in this press release constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements regarding our future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Internap and members of our management team, as well as the assumptions on which such statements are based, and equally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by forward-looking statements. Important factors currently known to our management that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: our ability to achieve profitability; our ability to secure adequate funding; the incurrence of additional restructuring charges; the success of our recent operational restructurings; our ability to compete against existing and future competitors; pricing pressures; our ability to deploy new access points in a cost-efficient manner; our ability to successfully complete future acquisitions; risks associated with international operations; the availability of services from Internet network service providers; failure of suppliers to deliver their products and services as agreed; failures in our network operations centers, network access points or computer systems; fluctuations in our operating results; our ability to operate in light of restrictions in our existing credit facility, the terms of our master lease agreement with our principal supplier; our ability to protect our intellectual property; our ability to attract and retain qualified personnel; risks associated with weaknesses in our internal controls, if any, identified as part of our evaluation under Section 404 of the Sarbanes-Oxley Act of 2002 and related increases in expenses; the outcome of our securities litigation; litigation due to infringement of third party intellectual property rights; evolution of the high performance Internet connectivity and services industry; our ability to respond to technological change; our ability to protect ourselves and our customers from security breaches; effects of terrorist activity; government regulation of the Internet; the dilutive effects on our stock price due to the conversion of our series A convertible preferred stock and outstanding warrants; future sales of stock; and volatility of our stock price. These risks and others are discussed in more detail in our Annual Report on Form 10-K for the year ended December 31, 2003 and our other filings with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law.

Contact:

Investor Contact

Andrew Albrecht, 404/302-9841

aalbrecht@internap.com